SHELTON BDC INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) March 31, 2021

Security Description	Shares	Value
Common Stock (95.46%)

Financial (95.46%)
Diversified Financial Services (0.49%)
Medley Management Inc	1,863	$13,041
Newstar Financial Inc CVR(a)	100,410	8,033
		21,074
Investment Company (86.62%)
Apollo Investment Corp	5,076	69,643
Ares Capital Corp	31,761	594,248
Barings BDC Inc	21,600	215,568
BlackRock TCP Capital Corp	8,600	118,938
Capital Southwest Corp	5,500	121,880
FS KKR Capital Corp II	19,900	388,647
Goldman Sachs BDC Inc	7,780	150,387
Golub Capital BDC Inc	13,750	201,025
Main Street Capital Corp	7,700	301,455
New Mountain Finance Corp	14,500	179,800
Oaktree Specialty Lending Corp	37,068	229,823
Owl Rock Capital Corp	38,375	528,424
Saratoga Investment Corp	6,100	154,452
Sixth Street Specialty Lending Inc	15,700	330,171
SLR Investment Corp	4,429	78,659
TriplePoint Venture Growth BDC Corp	4,728	68,320
		3,731,440
Private Equity (8.35%)
Hercules Capital Inc	22,450	359,874

Total Common Stock (Cost $3,987,999)		4,112,388

Total Investments (Cost $3,987,999)(b) (95.46%)		4,112,388
Other Net Assets (4.54%)		195,685
Net Assets (100.00%)		$4,308,073

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.19% of net assets. The total value of the fair value security is $8,033.

(b)	Aggregate cost for federal income tax purpose is $3,995,196

At March 31, 2021, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$395,913
Unrealized depreciation	(278,721)
Net unrealized appreciation	$117,192